As filed with the Securities and Exchange Commission on November 6, 2006

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 30, 2006

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina 28255

(Address of principal executive offices)

(800) 299-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITYHOLDERS.

Upon issuance of the Series E Preferred Stock (as defined in Item 5.03 below) on November 6, 2006, the ability of the Registrant to declare or pay dividends or distributions on, or repurchase, redeem or otherwise acquire for consideration, shares of its Junior Stock (as defined below) will be subject to certain restrictions in the event that the Registrant fails to declare and pay full dividends (or declare and set aside a sum sufficient for payment thereof) on its Series E Preferred Stock. “Junior Stock” means the Registrant’s common stock and any other class or series of stock of the Registrant now existing or hereafter authorized over which the Series E Preferred Stock has preference or priority in the payment of dividends or distributions. The restrictions are set forth in the Certificate of Designations described in Item 5.03 below.

ITEM 5.03. AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On November 3, 2006, the Registrant filed a Certificate of Designations (the “Certificate of Designations”) with the Delaware Secretary of State for the purpose of amending its Certificate of Incorporation to fix the designations, preferences, limitations and relative rights of its Floating Rate Non-Cumulative Preferred Stock, Series E, $0.01 par value per share (the “Series E Preferred Stock”). The Series E Preferred Stock has a liquidation preference of $25,000 per share. The Certificate of Designations is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

ITEM 8.01. OTHER ITEMS.

By action dated October 30, 2006, a Committee previously appointed by the Board of Directors of the Registrant approved the public offering of 74,000,000 Depositary Shares (the “Depositary Shares”), each representing a 1/1,000th interest in a share of the Series E Preferred Stock, to various underwriters (the “Depositary Shares Underwriters”) and otherwise established the terms and conditions of the Depositary Shares and the sale thereof. On October 30, 2006, the Registrant entered into an underwriting agreement with the Depositary Shares Underwriters for the Depositary Shares (the “Depositary Shares Underwriting Agreement”). In addition, pursuant to the Depositary Shares Underwriting Agreement, the Registrant granted the Depositary Shares Underwriters an over-allotment option to purchase up to an additional 11,100,000 Depositary Shares. The terms of the offering and the Depositary Shares are described in the Registrant’s Prospectus dated May 5, 2006 constituting a part of the Registration Statement (hereinafter described), as supplemented by a Final Prospectus Supplement dated October 30, 2006. The Depositary Shares Underwriting Agreement is included as Exhibit 1.1 hereto.

By action dated November 1, 2006, a Committee previously appointed by the Board of Directors of the Registrant approved the public offering of $1,750,000,000 in aggregate principal amount of the Registrant’s Floating Rate Callable Senior Notes, due November 2009 (the “Notes”) to Banc of America Securities LLC, Loop Capital Markets, LLC and The Williams Capital Group, L.P. (the “Notes Underwriters”) and otherwise established the terms and conditions of the Notes and the sale thereof.

On November 1, 2006, the Registrant entered into an underwriting agreement with the Notes Underwriters (the “Notes Underwriting Agreement”) for the Notes. The terms of the offering of the Notes are described in the Registrant’s Prospectus dated May 5, 2006 constituting a part of the Registration Statement (hereinafter described), as supplemented by a Global Prospectus Supplement dated November 1, 2006. The Notes Underwriting Agreement is attached as Exhibit 1.2 hereto.

The Depositary Shares and the Notes were issued pursuant to the Registrant’s Registration Statement on Form S-3, Registration No. 333-133852 (the “Registration Statement No. 333-133852”), on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended. The Registration Statement No. 333-133852 registers the Registrant’s unsecured debt securities (either senior or subordinated), warrants, units and shares of its preferred stock, including depositary shares, and common stock.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Underwriting Agreement, dated October 30, 2006, with respect to the offering of 74,00,000 Depositary Shares, each representing a 1/1000th interest in a share of Bank of America Corporation Floating Rate Non-Cumulative Preferred Stock, Series E

1.2	Underwriting Agreement, dated November 1, 2006, with respect to the offering of the Floating Rate Callable Senior Notes, due November 2009

3.1	Certificate of Designations for the Series E Preferred Stock

4.1	Deposit Agreement, dated October 30, 2006, among the Registrant, Computershare Shareholder Services, Inc., Computershare Trust Company, N.A. and the Holders from time to time of the Depositary Receipts.

4.2	Form of Certificate for the Preferred Stock

4.3	Form of Depositary Receipt for the Depositary Shares

4.4	Form of the Floating Rate Callable Senior Notes, due November 2009

5.1	Opinion of Helms Mulliss & Wicker, PLLC, regarding legality of the Series E Preferred Stock and the Depositary Shares

5.2	Opinion of Helms Mulliss & Wicker, PLLC, regarding the legality of the Floating Rate Callable Senior Notes, due November 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ TERESA M. BRENNER
TERESA M. BRENNER
Associate General Counsel

Dated: November 6, 2006

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Underwriting Agreement, dated October 30, 2006, with respect to the offering of 74,00,000 Depositary Shares, each representing a 1/1000th interest in a share of Bank of America Corporation Floating Rate Non-Cumulative Preferred Stock, Series E

1.2	Underwriting Agreement, dated November 1, 2006, with respect to the offering of the Floating Rate Callable Senior Notes, due November 2009

3.1	Certificate of Designations for the Series E Preferred Stock

4.1	Deposit Agreement, dated October 30, 2006, among the Registrant, Computershare Shareholder Services, Inc., Computershare Trust Company, N.A. and the Holders from time to time of the Depositary Receipts.

4.2	Form of Certificate for the Preferred Stock

4.3	Form of Depositary Receipt for the Depositary Shares

4.4	Form of the Floating Rate Callable Senior Notes, due November 2009

5.1	Opinion of Helms Mulliss & Wicker, PLLC, regarding legality of the Series E Preferred Stock and the Depositary Shares

5.2	Opinion of Helms Mulliss & Wicker, PLLC, regarding the legality of the Floating Rate Callable Senior Notes, due November 2009